INDEPENDENT AUDITORS' CONSENT
  -----------------------------




  Board of Directors and Shareholders
  MYR Group Inc.


  We consent to the incorporation by reference in Registration Statement Nos. 33-31305, 33-36557, 33-53628, 33-76722 and 333-41065 of MYR Group
  Inc. on Form S-8 of our report dated March 27, 2000, with respect to the consolidated financial statements of MYR Group Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1999.


                                                         ERNST & YOUNG LLP


  Chicago, Illinois
  March 27, 2000




                                                                Exhibit 23

  INDEPENDENT AUDITORS' CONSENT
  -----------------------------



  Board of Directors and Shareholders
  MYR Group Inc.


  We consent to the incorporation by reference in Registration Statement Nos. 33-31305, 33-36557, 33-53628, 33-76722 and 333-41065 of MYR Group
  Inc. on Form S-8 of our report dated March 18, 1998 appearing in Exhibit
  99.1 in the Annual Report on Form 10-K of MYR Group Inc. for the year ended December 31, 1999.




  Deloitte & Touche LLP
  Chicago, Illinois
  March 29, 2000




                                                                Exhibit 23

                                - 67 -